                       SERVICING CERTIFICATE                             PAGE 5

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
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through                                Current Collection Period:  01-Dec-96 to 31-Dec-96
    Certificates, Series 1996D                                             P & S Agreement Date:                          01-Nov-96


   Pass-Through Rates Current Distribution:                                                                               Current
                                                                                                                         ---------
   Class A Certificates, Series 1996D        LIBOR + 0.30%    5.92500%     Original Closing Date:                        15-Dec-96
   Class B Certificates, Series 1996D        LIBOR + 1.25%    6.87500%     Distribution Date:                            15-Jan-97
                                                                           Days in Accrual Period                               31
                                                                                                                         15-Dec-96
                                                                                                                         14-Jan-97
                       Weighted Avg Mtg Rate (WAC)            7.50180%
   LIBOR   5.62500%    Weighted Avg Net Mtg Rate (Alt. Rate)  7.12180%

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
 1         Beginning Pool Principal Balance                                                                        632,475,930.52
 2         Beginning Pool Balance Factor                                                                                99.602509%
   --------------------------------------------------------------------------------------------------------------------------------

 3         Beginning Class A Principal Balance                                                                     624,537,930.52
 4         Beginning Class B Principal Balance                                                                       7,938,000.00
   --------------------------------------------------------------------------------------------------------------------------------

 5         Aggregate of all Monthly Principal Payments                                            (P&S 5.08i   )             0.00
 6         Aggregate of all Principal Prepayments Received                                        (P&S 5.08i   )     5,070,188.11
 7         Aggregate of any Net Liquidation Proceeds Received                                     (P&S 5.08iii )             0.00
 8         Aggregate of any Insurance Proceeds Received                                           (P&S 5.08iv  )             0.00
 9         Aggregate of any Awards or Settlements From Condemnation Proceedings                   (P&S 5.08v   )             0.00
10         Aggregate of any Proceeds From Repurchased Mortgage Loans                              (P&S 5.08vi  )             0.00
11         Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                       (P&S 5.08vii )             0.00
12         Aggregate of any Revenues From Foreclosure or Deed Net of any
           Advances                                                                              (P&S 5.08viii )             0.00
13         Current Principal Advances                                                                                        0.00
14         Current Servicer Principal Reimbursements                                                                         0.00
15         Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                     5,070,188.11
16         Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
17         Aggregate of all Interest Payments Received                                           (P&S 5.08ii  )      3,224,449.86
17a        Prefunding Account Interest Earned                                                                          568,983.99
17b        Accrued Interest Received at Closing                                                                              0.00
18         Current Servicing Fee                                                                 (P&S 5.08ii  )         89,293.15
19         Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii )        534,334.15
19 i.      Current Servicer Interest Advance (Recovery)                                                                534,334.15
20         Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
21         Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                      5,070,188.11
22         Total Interest Available For Distribution (17+17b-18+19i)                                                 3,669,490.86
23         Total Funds Available For Distribution (15+22)                                                            8,739,678.97

           ------------------------------------------------------------------------------------------------------------------------
24         Formula Principal Distribution Amount  (Lines 20 + 21)                                                    5,070,188.11
           ------------------------------------------------------------------------------------------------------------------------
                                                                                 WATERFALL
25 i.      Class A Percentage  (Beg. Class A prin bal/Beg. pool prin bal.)                       (P&S 6.02i   )             98.74%
   ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                                  0.00
   iii.    Class A Prepayment Percentage                                                                                   100.00%
   iv.     Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                       5,070,188.11
   v.      Class A Total Distribution Allocable to Principal                         2                               5,070,188.11
   vi.     Class A Recovered Principal Amount                                                                                0.00
   vii     Class A Unrecovered Principal Amount                                      7                                       0.00

26 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii.
           or 23)                                                  1                            (P&S 6.02ii  )       3,186,444.57
   ii.     Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                       (P&S 6.02ii  )       3,186,444.57
   iii.    Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii  )       3,186,444.57
   iv.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                        (P&S 6.02iii  )               0.00

   v.      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                        (P&S 6.02iii  )               0.00
   vi.     Class A Unpaid Interest Shortfall included in 26i.
           (when 26iii. > 0:
           min of 26i. and 26iv.)                                                              (P&S 6.02iii  )               0.00
   viii.   Class A Interest Shortfall  (26ii. - 26i.)                                          (P&S 6.02iii  )               0.00
   --------------------------------------------------------------------------------------------------------------------------------

27 i       Current Certificate Insurance Premium                                     3                                  55,276.56
   ii.     Reimbursement Amount                                                      4          (P&S 6.02vi  )               0.00
   iii.    Redirection of Certificate Insurance                                                                              0.00
   iv.     Total Amount to Certificate Insurer                                                                          55,276.56
   --------------------------------------------------------------------------------------------------------------------------------

28 i       Subordinated Percentage                                                              (P&S 6.02i   )               1.26%
   ii      Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                            0.00
   iii.    Subordinated Prepayment Percentage                                                                                0.00%
   iv.     Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                               0.00
   v.      Class B Total Distribution Allocable to Principal                         8                                       0.00
   vi.     Class B Recovered Loss Amount                                             9                                       0.00
   vii     Class B Unrecovered Loss Amount                                                                                   0.00

29 i       Class B Total Distribution Allocable to Interest                          6          (P&S 6.02ii  )          46,994.06
   ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii  )          46,994.06
   iii.    Class B Current Interest (pass-through rate x B's upb)                              (P&S 6.02iii  )          46,994.06
   iv.     Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                        (P&S 6.02iii  )               0.00

   v.      Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.     Class A Unpaid Interest Shortfall included in 26i.  (when 29iii. > 0:
           min of 29i. and 29iv.)                                                                                            0.00
   viii.   Class A Interest Shortfall  (29ii. - 29i.)                                                                        0.00
   --------------------------------------------------------------------------------------------------------------------------------

30 i.      Cumulative Master Servicer Advanced Interest                                        (P&S 6.02v   )        2,223,435.61
   ii.     Cumulative Master Servicer Advanced Principal                                                                     0.00
   --------------------------------------------------------------------------------------------------------------------------------

31 i.      Beginning Reserve Fund Balance                                                       (P&S 6.06   )          250,000.00
   ii.     Current Reserve Fund Deposit                                              5                                       0.00
   iii     Current Reserve Fund Advances                                                                                     0.00
   iv.     Ending Reserve Fund Balance (required amount = $250,000)                                                    250,000.00
   --------------------------------------------------------------------------------------------------------------------------------

32 i.      Available Excess Interest                                                                                   380,775.67
   ii.     Distribution Account Shortfall                                                       (P&S 6.02xvi)                0.00
   iii     Class R Distribution Amount For Such Distribution Date                   10                                 380,775.67
   --------------------------------------------------------------------------------------------------------------------------------

33 i.      Ending Pool Principal Balance                                                        (P&S 6.02vii)      627,405,742.41
   ii.     Ending Pool Balance Factor                                                                                   98.804054%
   --------------------------------------------------------------------------------------------------------------------------------

34         Ending Class A Principal Balance                                                                        619,467,742.41
35         Ending Class B Principal Balance                                                                          7,938,000.00
   ================================================================================================================================

                  STATEMENT TO CERTIFICATEHOLDERS                        PAGE 6

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
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through                                  Current Collection Period:  01-Dec-96 to 31-Dec-96
   Certificates, Series 1996D

   Pass-through rates current Distribution:                                                 LIBOR=         5.6250%
   Class A Certificates, Series 1996D       LIBOR + 0.30%       5.92500%     Original Closing Date:                      15-Dec-96
   Class B Certificates, Series 1996D       LIBOR + 1.25%       6.87500%     Distribution Date:                          15-Jan-97

     Weighted Avg Net Mtg Rate (Alt. Rate)                      7.12180%
   --------------------------------------------------------------------------------------------------------------------------------
 1 i.      Class A Total Distribution Allocable to Principal                                                             8.085625
   ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                              0.000000
   iii.    Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                           8.085625
   iv      Class A Recovered Principal Amount                                                                            0.000000
   v       Class A Unrecovered Principal Amount                                                                          0.000000

 2 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                       5.081546
   ii.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                  5.081546
   iii.    Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0:
           min of 26i. and 26iv.)                                                                                        0.000000
   iv      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                  0.000000

           ------------------------------------------------------------------------------------------------------------------------

 3 i.      Class B Total Distribution Allocable to Principal                                                             0.000000
   ii.     Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                        0.000000
   iii.    Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                           0.000000
   iv      Class B Recovered Loss Amount                                                                                 0.000000
   v       Class B Unrecovered Loss Amount                                                                               0.000000

 4 i.      Class B Total Distribution Allocable to Interest                                                              5.920139
   ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                               5.920139
   iii.    Class B Current Interest (pass-through rate x B's upb)                                                        5.920139
   iv      Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                  0.000000
           ------------------------------------------------------------------------------------------------------------------------

 5         Ending Pool Principal Balance                                                                           627,405,742.41
 6         Ending Pool Balance Factor                                                                                   98.804054%

 7         Ending Class A Principal Balance                                                                        619,467,742.41
 8         Ending Class B Principal Balance                                                                          7,938,000.00
           ------------------------------------------------------------------------------------------------------------------------

 9 i.      Current Master Servicer Advanced (Recovered) Interest                                                       534,334.15
   ii.     Current Master Servicer Advanced (Recovered) Principal                                                            0.00
   iii.    Current Trustee Advanced Interest                                                                                 0.00
   iv      Current Trustee Advanced Principal                                                                                0.00
   v       Additional Servicing Compensation                                                    (P&S 6.02ix  )               0.00
   vi      Amount of Servicing Advances Paid by Master Servicer                                 (P&S 6.02 x  )               0.00
   vii     Formula Principal Amount & Unrecovered Principal Amounts                             (P&S 6.02iv  )               0.00
   viii    Amount of Delinquencies of Mortgage Loans                                                                    60,021.67
   ix      CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:             15-JAN-97                                            0.00000%
   x       CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:             15-JAN-97                                            0.00000%
           ------------------------------------------------------------------------------------------------------------------------

10 i       Number of Mortgage Loans 30 to 59 Days Delinquent                                                                   31
   ii      Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
           Delinquent                                                                                                9,368,571.70
11 i       Number of Mortgage Loans 60 to 89 Days Delinquent                                                                    0
   ii      Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
           Delinquent                                                                                                        0.00
12 i       Number of Mortgage Loans 90 or More Days Delinquent                                                                  0
   ii      Aggregate Principal Balances of Mortgage Loans 90 or More Days
           Delinquent                                                                                                        0.00
13 i       Number of Mortgage Loans in Foreclosure                                                                              0
   ii      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     0.00

14         Book Value of Real Estate Acquired Through Foreclosure or Grant of a
           Deed                                                                                                              0.00
15         Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                      (P&S 6.02xiii)               0.00
           ========================================================================================================================